Form 3 Exhibit - Joint Filer Information

                                  Exhibit 99-1

Name:                                    Metropolitan Life Insurance Company*

Address:                                 One MetLife Way, Whippany,
                                         New Jersey 07981

Designated Filer:                        Daniel F. Scudder
                                         Associate General Counsel
                                         Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                  DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring                  February 19, 2014
Statement:

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-2

Name:                                    Metropolitan Life Insurance Company **

Address:                                 One MetLife Way, Whippany,
                                         New Jersey 07981

Designated Filer:                        Daniel F. Scudder
                                         Associate General Counsel
                                         Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                  DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring                  February 19, 2014
Statement:

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-3

Name:                                    MetLife Reinsurance Company of
                                         Charleston, Trust Account B ***

Address:                                 One MetLife Way, Whippany,
                                         New Jersey 07981

Designated Filer:                        Daniel F. Scudder
                                         Associate General Counsel
                                         Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                  DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring                  February 19, 2014
Statement:

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-4

Name:                                    MetLife Reinsurance Company of
                                         South Carolina, Trust Account B ****

Address:                                 One MetLife Way, Whippany,
                                         New Jersey 07981

Designated Filer:                        Daniel F. Scudder
                                         Associate General Counsel
                                         Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                  DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring                  February 19, 2014
Statement:

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

                                  Exhibit 99-5

Name:                                    MetLife Reinsurance Company of
                                         South Carolina, Trust Account B *****

Address:                                 One MetLife Way, Whippany,
                                         New Jersey 07981

Designated Filer:                        Daniel F. Scudder
                                         Associate General Counsel
                                         Metropolitan Life Insurance Company

Issuer & Ticker Symbol:                  DNP Select Income Fund Inc. ("DNP")

Date of Event Requiring                  February 19, 2014
Statement:

Signature: /s/Daniel F. Scudder
Daniel F. Scudder, Associate
General Counsel

*Metropolitan Life Insurance Company as a direct owner/purchaser of $10,000,000
(100 shares), PPN 23325P3#9, Floating Rate Mandatory Redeemable Preferred
Shares, Series B, $.001 par value per share, Due February 19, 2021.

** Metropolitan Life Insurance Company as a direct owner/purchaser of
$17,000,000 (170 shares), PPN 23325P4#8, Floating Rate Mandatory Redeemable
Preferred Shares, Series C, $.001 par value per share, Due April 1, 2024.

*** MetLife Reinsurance Company of Charleston, Trust Account B as a direct owner/purchaser of $20,000,000 (200 shares), PPN 23325P4#8, Floating Rate
Mandatory Redeemable Preferred Shares, Series C, $.001 par value per share, Due
April 1, 2024 by Metropolitan Life Insurance Company, the investment manager.

**** MetLife Reinsurance Company of South Carolina, Trust Account B as direct owner/purchaser of $9,000,000 (90 shares), PPN 23325P4#8, Floating Rate
Mandatory Redeemable Preferred Shares, Series C, $.001 par value per share, Due
April 1, 2024 by Metropolitan Life Insurance Company, the investment manager.

***** MetLife Reinsurance Company of South Carolina, Trust Account B as a direct owner/purchaser of $29,000,000 (290 shares), PPN 23325P4#8, Floating Rate
Mandatory Redeemable Preferred Shares, Series C, $.001 par value per share, Due
April 1, 2024 by Metropolitan Life Insurance Company, the investment manager.